UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 26, 2018

CDK Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-36486	46-5743146
(Commission File Number)	(I.R.S. Employer Identification Number)

1950 Hassell Road, Hoffman Estates, IL 60169
(Registrant's telephone number, including area code)

(847) 397-1700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On April 26, 2018, CDK Global, Inc. (the “Company”) issued a press release announcing financial results for its fiscal 2018 third quarter, ended March 31, 2018, and forward-looking statements relating to forecasted GAAP and adjusted results for the Company’s fiscal year ending June 30, 2018 and an estimated post-tax reform normalized annual adjusted effective tax rate. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Exhibit 99.1 includes adjusted financial measures relating to the Company’s operations, liquidity, and forecasted and targeted outlook. Certain of these adjusted measures will be used in the Company’s fiscal 2018 third quarter, ended March 31, 2018, analyst conference call. In addition, Exhibit 99.1 includes reconciliations of the reported and forecasted adjusted measures to the comparable GAAP measures, as well as an explanation of how management uses these adjusted measures and the reasons why management views these measures as providing useful information for investors. These adjusted financial measures should be viewed in addition to, and not as an alternative to, financial results prepared in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from the Company’s results should be carefully evaluated.

The information contained in this Item 2.02 of this Current Report on Form 8-K, as well as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise be subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if it is expressly incorporated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by CDK Global, Inc. on April 26, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDK Global, Inc.

Date: April 26, 2018	By:	/s/ JENNIFER A. WILLIAMS
Jennifer A. Williams
Vice President, Corporate Controller and Chief Accounting Officer